Exhibit 99.2

Third Quarter 2021 Supplemental Presentation October 27, 2021

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform   Act of 1995. These statements are based on our current expectations about future events or future fnancial performance. Forward-looking statements by their nature address matters that are, to diferent degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to difer signifcantly from what we expect. More information about factors that   could afect Morningstar’s business and fnancial results are in our flings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result   of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP fnancial measures including, but not limited to, organic revenue, adjusted operating income and free cash fow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP fnancial measures to the most directly comparable GAAP fnancial measures is provided in the appendix to this presentation and in our flings with the SEC, including our most recent 8-K, 10-K and 10-Q.

Q3 2021 Financial Performance ($mil) $ 67.8 $44.3 21 20 $83.5 ＋20.1% ＋53.0% – 8.4% 21 20 $428.9 $357.2 21 20 $91.2 $92.4 ＋30.5% 21 20 $70.8 Adjusted operating income excludes intangible amortization expense and all mergers and acquisitions (M&A)-related expenses from operating income.   Free cash fow is defned as operating cash fow less capital expenditures.   Operating Income Free Cash Flow** Revenue Adjusted   Operating Income* * **

Q3 2021 Revenue Walk *Organic revenue excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, and the efect of foreign currency translations. 20.1% Reported Revenue   Growth Impact of Currency and M&A 18.6% 1.5% Contributors of Organic Revenue Growth License-Based 16.9% Asset-Based 22.5% Transaction-Based 21.6% Organic Revenue  Growth*

Quarterly Revenue Growth Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth, which is a non-GAAP measure.

Q3 2021 Revenue Drivers:
License-Based Revenue Growth ($mil)



+18.2% Reported
+16.9% Organic
20
21
$242.9
$287.0

License-Based Revenue Drivers:

- PitchBook (+47.2%), Morningstar Data (+11.4%), and Sustainalytics (+43.6%) were the primary contributors to license-based organic revenue growth in Q3 2021.
- PitchBook had an strong quarter driven by both new user growth and expanding client relationships. Morningstar Data continued to benefit from regulatory trends and increased interest in sustainability data. Sustainalytics experienced strong demand from both investor and corporate clients.

Bars represent reported revenue. Organic revenue growth is a non-GAAP measure.

MORNINGSTAR®

License-Based Quarterly Trends PitchBook ($mil) 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct ($mil)

License-Based Quarterly Trends Advisor Workstation ($mil) -4.3% -1.7% 3.2% -2.4% -1.3% -1.7% 3.2% 3.9% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth Morningstar Data ($mil) 8.7% 8.6% 9.5% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth

Q3 2021 Revenue Drivers:   Asset-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure.  Asset-Based Revenue Drivers: Workplace Solutions (+30.5%) and Morningstar Indexes (+83.2%) were the primary contributors to asset-based organic revenue growth in Q3 2021. Investment Management (+6.0%) benefted from   higher infows and positive market conditions, which ofset the negative impact of previously-disclosed   client losses. +23.5% Reported +22.5% Organic 21 20 $55.4 $68.4

Asset-Based Quarterly Trends:   Investment Management ($bil) Investment Management Q3 2021 AUM/A: Investment Management assets increased 17.2%   year over year in aggregate, primarily driven by market  performance in Morningstar Managed Portfolios. The drop from Q4 2019 to Q1 2020 in Managed   Portfolios—Non-Wholesale is related to the previously disclosed change in fee arrangement and subsequent client loss. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Nonwholesale** Managed Portfolios - Wholesale* Managed Portfolios – Wholesale: Through our distribution sales team, we ofer investment strategies and services directly to fnancial advisors in bank, broker/dealer who have a corporate RIA, insurance and RIA channels that ofer our investment strategies and services to their clients (the end investor). This remains our strategic focus. **Managed Portfolios – Non-Wholesale: We sell services directly to fnancial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these frms * $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale*

Asset-Based Quarterly Trends:   Workplace Solutions ($bil) Workplace Solutions Q3 2021 AUM/A: Workplace Solutions Assets grew 22.3% year over  year, driven by market performance and further  penetration of our Managed Accounts oferings. Within Managed Accounts, Morningstar  Retirement Manager was the primary driver of  growth in Q3 2021. Managed Accounts includes Retirement Manager and Advisor Managed Accounts. **Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. ***Custom Models/CIT ofer customized investment lineups for clients based on plan participant demographics or other specifc factors.   $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts *

Q3 2021 Revenue Drivers:   Transaction-Based Revenue Growth ($mil) Bars represent reported revenue. Organic revenue growth is a non-GAAP measure. Transaction-Based Revenue Drivers: DBRS Morningstar’s 18.9% growth stemmed primarily from robust commercial mortgage-backed securities issuance and ongoing expansion in the U.S.   middle market and European corporate market. Morningstar.com also attracted higher year-over-year ad spend. +24.8% Reported +21.6% Organic 21 20 $58.9 $73.5

Quarterly Transaction-Based Trends:   DBRS Morningstar Revenue Growth by Geography ($mil) DBRS Morningstar Q3 2021 Revenue Drivers: DBRS Morningstar experienced strong growth in the U.S. and EMEA in constant currency terms. Revenue grew 10.6% in EMEA on strong CMBS issuance and ongoing expansion in the European corporate market. Revenue declined 5.5% in Canada, when compared with record 2020 corporate issuance activity. Revenue grew 36.1% in the U.S. on strong   CMBS issuance and continued expansion into the   U.S. corporate middle market. Bars represent reported revenue. Percentages represent organic revenue growth.

Quarterly Transaction-Based Trends:   DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q3 2021 Revenue Drivers: Category mix in Q3 2021 was 68% Structured   Finance vs 32% Fundamental Ratings. Momentum in Canadian corporate debt issuance slowed in Q3 2021 following record levels in 2020. Recovery in structured credit markets was the primary driver of revenue growth in the quarter, led by higher CMBS issuance. Recurring revenue represented 35.4% of   consolidated total. *Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other **Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities,   Residential Mortgage-Backed Securities) *

Q3 2021 Operating Margins Adjusted Operating Margin Operating  Margin 21 20 ＋15.8% ＋19.4% 21 20 Adjusted operating margin is a non-GAAP fnancial measure. ＋12.4% ＋25.6% Operating Margin Drivers: Excluding the impact of Sustainalytics earn-outs in both reported periods, operating expense increased 28.1%. Key contributors to operating expense growth   included compensation expense, professional fees,   and advertising and marketing expense. Higher bonus expense, which refects higher headcount and the Company's strong year-to-date fnancial performance, was the primary driver of adjusted operating margin decline in the quarter. Year-to-date, adjusted operating income grew 17.3%.

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP fnancial measure.

Q3 2021 Cash Flow   and Capital Allocation ($mil) 2 ($mil) Acquisitions 24.6 CapEx 30.2 Dividends 13.6 Equity Method Investments 1.3 Q3 21 Q3 21 $122.6 $92.4 Operating   Cash Flow Free Cash   Flow Capital Allocation

Appendix

Reconciliation from Reported to   Organic Revenue Growth *License-based revenue grew 9.9% in Q3 2019 when excluding a $10.5 million non-recurring revenue beneft from prior period results. **Sustainalytics is excluded from the reporting of organic revenue growth between Q3 2020 and Q2 2021. ***DBRS Morningstar is excluded from the reporting of organic revenue growth between Q3 2019 and Q2 2020.

Reconciliation from Reported to Organic Revenue Growth

Reconciliation from Reported to Organic Revenue Growth

Reconciliation from Operating to Adjusted Operating Margin

Reconciliation from Consolidated Operating Income to Adjusted Operating Income

Reconciliation from Cash Provided by Operating Activities to Free Cash Flow